     As filed with the Securities and Exchange Commission on February 16, 2007


                                                   FILE NO. 333-62811; 811-03457

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933             [ ]

                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]


                       POST-EFFECTIVE AMENDMENT NO. 12                       [X]


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                             [ ]


                              AMENDMENT NO. 74                               [X]


                    PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
                           (Exact Name of Registrant)

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                600 Dresher Road
                           Horsham, Pennsylvania 19044
              (Address of Principal Executive Offices of Depositor)
                   Depositor's Telephone Number: 215-956-8000

                                Susan T. Deakins
                        Vice President and Chief Actuary
                     The Penn Mutual Life Insurance Company
                                600 Dresher Road
                           Horsham, Pennsylvania 19044
                     (Name and Address of Agent for Service)

                                    Copy to:

                                Michael Berenson
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

  Title of Securities Being Registered: Individual Variable Annuity Contracts -
                           Flexible Purchase Payments.

 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

 It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.


[ ]  on May 1, 2006 pursuant to paragraph (b) of Rule 485.



[X]  60 days after filing pursuant to paragraph (a) of Rule 485.


[ ]  on (date) pursuant to paragraph (a) of Rule 485.

PROSPECTUS - MAY 1, 2007
INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT - FLEXIBLE PURCHASE PAYMENTS


PENNANT SELECT

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA 19172 - TELEPHONE (800) 523-0650


This prospectus describes an individual variable and fixed annuity contract ("Contract") offered by The Penn Mutual Life Insurance Company ("Penn Mutual" or the "Company") and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.


The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

- has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),

- has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest at a rate of not less than 3%,

- is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,

- allows you to choose to receive annuity payments over different periods of time, including over your lifetime,

-    offers guaranteed minimum death benefit options,


-    offers an estate enhancement death benefit option,

-    offers death benefit enhancement rider options,

-    offers an optional alternative free withdrawal provision,

-    offers an optional guaranteed minimum accumulation benefit rider,

- offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider, and

- offers a guaranteed lifetime withdrawal benefit rider with an adjustment for changes in the inflation rate.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

THE CONTRACT IS NOT SUITABLE FOR SHORT-TERM INVESTMENT. YOU MAY PAY A DEFERRED SALES CHARGE OF UP TO 7% ON EARLY WITHDRAWALS. IF YOU WITHDRAW MONEY BEFORE AGE 59 1/2, YOU MAY PAY A 10% ADDITIONAL INCOME TAX. THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED.

YOU MAY RETURN YOUR CONTRACT WITHIN TEN DAYS OF RECEIPT FOR A FULL REFUND OF THE CONTRACT VALUE (OR PURCHASE PAYMENTS, IF REQUIRED BY LAW). LONGER FREE LOOK PERIODS APPLY IN SOME STATES. YOUR PURCHASE PAYMENT WILL BE ALLOCATED TO THE SUBACCOUNTS YOU HAVE SELECTED ON THE DATE WE ISSUE YOUR CONTRACT. TO RETURN YOUR CONTRACT, SIMPLY DELIVER OR MAIL IT TO OUR OFFICE OR TO OUR REPRESENTATIVE WHO DELIVERED THE CONTRACT TO YOU. THE DATE OF THE CANCELLATION WILL BE THE DATE WE RECEIVE YOUR CONTRACT.


You may obtain a Statement of Additional Information, dated May 1, 2007, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the Commission") and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the "Funds") through Penn Mutual Variable Annuity Account III (the "Separate Account").



PENN SERIES FUNDS, INC.                    MANAGER
   Money Market Fund                       Independence Capital Management, Inc.
   Limited Maturity Bond Fund              Independence Capital Management, Inc.
   Quality Bond Fund                       Independence Capital Management, Inc.
   High Yield Bond Fund                    T. Rowe Price Associates, Inc.
   Flexibly Managed Fund                   T. Rowe Price Associates, Inc.
   Growth Stock Fund                       T. Rowe Price Associates, Inc.
   Large Cap Value Fund                    Lord, Abbett & Co. LLC
   Large Cap Growth Fund                   ABN AMRO Asset Management, Inc.
   Index 500 Fund                          Wells Capital Management Incorporated
   Mid Cap Growth Fund                     Turner Investment Partners, Inc.
   Mid Cap Value Fund                      Neuberger Berman Management Inc.
   Strategic Value Fund                    Lord, Abbett & Co. LLC
   Small Cap Growth Fund                   Bjurman, Barry & Associates
   Small Cap Value Fund                    Goldman Sachs Asset Management, L.P.
   International Equity Fund               Vontobel Asset Management, Inc.
   REIT Fund                               Heitman Real Estate Securities LLC

NEUBERGER BERMAN ADVISERS MANAGEMENT       MANAGER
   TRUST
   Balanced Portfolio                      Neuberger Berman Management Inc.

FIDELITY INVESTMENTS' VARIABLE INSURANCE   MANAGER
   PRODUCTS FUND
   Equity-Income Portfolio                 Fidelity Management & Research Company
   Growth Portfolio                        Fidelity Management & Research Company

FIDELITY INVESTMENTS' VARIABLE INSURANCE   MANAGER
   PRODUCTS FUND II
   Asset Manager Portfolio                 Fidelity Management & Research Company

VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL   MANAGER
   FUNDS, INC.
   Emerging Markets Equity
   (International) Portfolio               Van Kampen


A PROSPECTUS FOR EACH OF THESE FUNDS ACCOMPANIES THIS PROSPECTUS.

PROSPECTUS CONTENTS


GLOSSARY..................................................................     6
EXPENSES..................................................................     7
EXAMPLES OF FEES AND EXPENSES.............................................    11
CONDENSED FINANCIAL INFORMATION...........................................    11
FINANCIAL STATEMENTS......................................................    11
THE PENN MUTUAL LIFE INSURANCE COMPANY....................................    12
THE SEPARATE ACCOUNT......................................................    12
   Investment Options in the Separate Account.............................    12
      Penn Series Funds, Inc. ............................................    12
      Neuberger Berman Advisers Management Trust..........................    13
      Fidelity Investments' Variable Insurance Products Fund..............    14
      Fidelity Investments' Variable Insurance Products Fund II...........    14
      Van Kampen's The Universal Institutional Funds, Inc.................    14
   Voting Instructions....................................................    14
   Accumulation Units - Valuation.........................................    15
THE FIXED INTEREST ACCOUNT ...............................................    15
THE CONTRACT..............................................................    15
   How Do I Purchase a Contract?..........................................    16
   What Types of Annuity Payments May I Choose?...........................    16
      Variable Annuity Payments ..........................................    17
      Fixed Annuity Payments  ............................................    17
      Other Information ..................................................    17
   What Are the Death Benefits Under My Contract?.........................    18
      Optional Enhanced Guaranteed Minimum Death Benefit Riders ..........    18
      Optional Death Benefit Enhancement Riders...........................    19
      Optional Estate Enhancement Death Benefit Rider.....................    20
      Choosing a Lump Sum or Annuity .....................................    21
   May I Transfer Money Among Subaccounts and the Dollar Cost Averaging
      Accounts?...........................................................    21
      Before the Annuity Date.............................................    21
      After the Annuity Date..............................................    21
      General Rules.......................................................    22
      Frequent Trading Risks..............................................    22
      Frequent Trading Policies...........................................    22
      Dollar Cost Averaging...............................................    23
      Automatic Rebalancing...............................................    23
   May I Withdraw Any of My Money?........................................    23
      Systematic Withdrawals..............................................    23
      403(b) Withdrawals..................................................    24
      Optional Guaranteed Minimum Accumulation Benefit Rider..............    24
      Optional Guaranteed Minimum Accumulation Benefit and Guaranteed
         Minimum Withdrawal Benefit Rider.................................    25
      Guaranteed Lifetime Withdrawal Benefit Rider........................    30
   Deferment of Payments and Transfers....................................    35
   What Charges Do I Pay?.................................................    35

      Administration Charges..............................................    35
      Mortality and Expense Risk Charge...................................    36
      Contingent Deferred Sales Charge....................................    36
      Free Withdrawals....................................................    36
      Contract Rider Charges..............................................    37
      Premium Taxes.......................................................    38
MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT.........................    39
   General Information....................................................    39
FEDERAL INCOME TAX CONSIDERATIONS.........................................    39
   Withdrawals and Death Benefits.........................................    39
   Annuity Payments.......................................................    39
   Early Withdrawals......................................................    40
   Transfers..............................................................    40
   Separate Account Diversification.......................................    40
   Qualified Plans........................................................    40
   Distribution Arrangements..............................................    41
STATEMENT OF ADDITIONAL INFORMATION CONTENTS..............................    43
APPENDIX A................................................................   A-1

GLOSSARY

     ACCUMULATION PERIOD: A period that begins with your first purchase payment and ends on the Annuity Date.

     ACCUMULATION UNIT: A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

     ADMINISTRATIVE OFFICE: A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

     ANNUITANT: The person during whose life annuity payments are made.

     ANNUITY DATE: The date on which annuity payments start.

     ANNUITY PAYOUT PERIOD: The period of time, starting on the Annuity Date, during which we make annuity payments.

     ANNUITY UNIT: A unit of measure used to calculate the amount of each variable annuity payment.

     BENEFICIARY: The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.


     CODE: The Internal Revenue Code of 1986, as amended.

     CONTRACT: The combination variable and fixed annuity contract described in this prospectus.

     CONTRACT OWNER: The person specified in the Contract as the Contract Owner.

     CONTRACT VALUE: The sum of the Variable Account Value and the Fixed Account Value.

     CONTRACT YEAR: Each twelve-month period following the contract date.


     DOLLAR COST AVERAGING ACCOUNTS: The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

     FIXED ACCOUNT VALUE: The value of amounts held under the Contract in the Dollar Cost Averaging Accounts.

     FUND: An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a "mutual fund") in which a Subaccount of a Separate Account invests all of its assets.

     SEPARATE ACCOUNT: Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

     SUBACCOUNT: A division of the Separate Account which holds shares of the Funds.

     VARIABLE ACCOUNT VALUE: The value of amounts held under the Contract in all Subaccounts of the Separate Account.

     VALUATION PERIOD: The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

     WE OR US: A reference to "we" or "us" denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

     YOU: A reference to "you" denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
   Sales Load Imposed on Purchase
      Payments...........................   None
   Maximum Contingent Deferred Sales
      Charge.............................   7% of purchase payments withdrawn(a)
   Transfer Fee..........................   None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.


MAXIMUM ANNUAL CONTRACT ADMINISTRATION CHARGE ..........................    $40(b)
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF VARIABLE
   ACCOUNT VALUE)
   Mortality and Expense Risk Charge ...................................   1.20%
   Contract Administration Charge ......................................   0.15%
                                                                           ----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITHOUT RIDERS) ................   1.35%
CONTRACT RIDER CHARGES (OPTIONAL)
   Guaranteed Minimum Step-Up Death Benefit Rider ......................   0.25%(c) (d)
   Guaranteed Minimum Rising-Floor Death Benefit Rider .................   0.35%(d)
   Estate Enhancement Death Benefit Rider
      (for Annuitants Age 60 and Under) ................................   0.20%(e)
   Estate Enhancement Death Benefit Rider
      (for Annuitants Age 61 to 70).....................................   0.30%(f)
   Estate Enhancement Death Benefit Rider
      (for Annuitants Ages 71 to 80) ...................................   0.60%(g)
   Guaranteed Minimum Accumulation Benefit Rider........................   1.00%(h)
   Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum
      Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)...........   1.00%(i)
   Guaranteed Lifetime Withdrawal Benefit Rider.........................   1.25%(j)
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES, INCLUDING MAXIMUM CHARGES
   FOR CONTRACT RIDERS (AS A PERCENTAGE OF VARIABLE ACCOUNT VALUE)......   2.60%(k)



                                               MONTHLY CHARGE PER $1,000 BENEFIT
                                               ---------------------------------
                                                       MINIMUM   MAXIMUM
                                                       -------   -------
OPTIONAL DEATH BENEFIT ENHANCEMENT RIDERS(l)            $0.208   $17.292


The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                                                          MINIMUM   MAXIMUM
                                                          -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets,
   including management fees and other expenses).......   0.37%(m)  X.XX%(n)

----------
(a) The charge decreases each year to zero after seven years. See WHAT CHARGES DO I PAY? in this prospectus.

(b) You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.

(c) The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.

(d)  This rider is not available on Contracts issued after November 1, 2002.

(e) The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.

(f) The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.

(g) The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.

(h) The current annual charge for this rider is 0.50% and may not be increased beyond the maximum of 1.00%.

(i) The current annual charge for this rider is 0.65% for a single life guarantee and 0.85% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.

(j) The current annual charge for this rider is 0.65% for a single life guarantee and 0.85% for a joint life guarantee and neither may be increased beyond the maximum of 1.25%.

(k) This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.35% and 2.60%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.

(l) A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See WHAT CHARGES DO I PAY? in this prospectus.

(m) The minimum total operating expenses of the Funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund's total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.


(n) After a voluntary waiver by the adviser of a portion of its fee, which would have otherwise been payable by the Fund, the maximum total operating expenses of the Emerging Markets Equity (International) Fund was X.XX%. The adviser may terminate this voluntary waiver at any time at its sole discretion.


PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                           TOTAL                 NET
                                 MANAGEMENT     OTHER      FUND       FEE       FUND
                                    FEES      EXPENSES   EXPENSES   WAIVERS   EXPENSES
                                 ----------   --------   --------   -------   --------
Money Market..................      0.20%       0.30%      0.50%    0.00%     0.50%
Limited Maturity Bond.........      0.30%       0.32%      0.62%    0.00%     0.62%
Quality Bond..................      0.33%       0.28%      0.61%    0.00%     0.61%
High Yield Bond...............      0.50%       0.35%      0.85%    0.00%     0.85%
Flexibly Managed..............      0.60%       0.24%      0.84%    0.00%     0.84%(1)
Growth Stock..................      0.64%       0.33%      0.97%    0.00%     0.97%
Large Cap Value...............      0.60%       0.28%      0.88%    0.00%     0.88%(1)
Large Cap Growth..............      0.55%       0.33%      0.88%    0.00%     0.88%(1)
Index 500.....................      0.07%       0.30%      0.37%    0.00%     0.37%(3)
Mid Cap Growth................      0.70%       0.32%      1.02%    0.02%(2)  1.00%(1)
Mid Cap Value.................      0.55%       0.29%      0.84%    0.00%     0.84%(1)
Strategic Value...............      0.72%       0.35%      1.07%    0.00%     1.07%(1)
Small Cap Growth..............      0.73%       0.29%      1.02%    0.00%     1.02%(1)
Small Cap Value...............      0.85%       0.29%      1.14%    0.00%     1.14%
International Equity..........      0.85%       0.35%      1.20%    0.00%     1.20%(1)
REIT..........................      0.70%       0.30%      1.00%    0.00%     1.00%


----------
These expenses are for the fiscal year ended December 31, 2006.

(1) Certain sub-advisers have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker has been recaptured by the Funds. The total expenses for the Funds after the recapture were:


Flexibly Managed       0.83%
Large Cap Value        0.87%
Large Cap Growth       0.86%
Mid Cap Growth         0.96%
Mid Cap Value          0.81%
Strategic Value        1.06%
Small Cap Growth       1.02%
International Equity   1.19%


(2) The Agent has contractually agreed to waive its fees and/or reimburse expenses, so long as it serves as the Agent to the Fund, to the extent necessary to keep operating expenses from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.

(3) The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Agent voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                MANAGEMENT/
                                              ADMINISTRATION     OTHER    TOTAL FUND
                                                   FEES        EXPENSES    EXPENSES
                                              --------------   --------   ----------
Balanced...................................        X.XX%         X.XX%       X.XX%

----------
(a)  These expenses are for the fiscal year ended December 31, 2006.


FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                              MANAGEMENT     OTHER    TOTAL FUND
                                                 FEE       EXPENSES    EXPENSES
                                              ----------   --------   ----------
Equity-Income..............................      X.XX%       X.XX%       X.XX%
Growth.....................................      X.XX%       X.XX%       X.XX%

----------
(a) These expenses are for the fiscal year ended December 31, 2006. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were X.XX% for the Equity-Income Portfolio and X.XX% for the Growth Portfolio.


FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (a)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                              MANAGEMENT     OTHER    TOTAL FUND
                                                 FEE       EXPENSES    EXPENSES
                                              ----------   --------   ----------
Asset Manager..............................      X.XX%       X.XX%       X.XX%

----------
(a) These expenses are for the fiscal year ended December 31, 2006. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were X.XX%.

VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                              MANAGEMENT     OTHER    TOTAL FUND
                                                 FEE       EXPENSES    EXPENSES
                                              ----------   --------   ----------
Emerging Markets Equity (International)....      X.XX%       X.XX%     X.XX%(b)

----------
(a)  These expenses are for the fiscal year ended December 31, 2006.

(b) The total expenses for the Emerging Markets Equity (International) Fund after a voluntary fee waiver of 0.01% by the Fund's adviser were X.XX%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

     Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectuses of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. for additional information on Fund expenses.


     You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See WHAT CHARGES DO I PAY? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses, net of contractual waivers, if any.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          (1) If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

                                               ONE    THREE    FIVE      TEN
                                              YEAR    YEARS    YEARS    YEARS
                                              ----   ------   ------   ------
Assuming Maximum Total Annual Fund Expenses    $XX      $XX      $XX      $XX
Assuming Minimum Total Annual Fund Expenses   $793   $1,017   $1,240   $2,028

          (2) If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

                                               ONE   THREE    FIVE     TEN
                                              YEAR   YEARS   YEARS    YEARS
                                              ----   -----   -----   ------
Assuming Maximum Total Annual Fund Expenses    $XX     $XX     $XX      $XX
Assuming Minimum Total Annual Fund Expenses   $175    $542    $933   $2,028

          (3) If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

                                               ONE    THREE    FIVE      TEN
                                              YEAR    YEARS    YEARS    YEARS
                                              ----   ------   ------   ------
Assuming Maximum Total Annual Fund Expenses    $XX      $XX      $XX      $XX
Assuming Minimum Total Annual Fund Expenses   $909   $1,374   $1,848   $3,287

          (4) If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

                                               ONE   THREE    FIVE      TEN
                                              YEAR   YEARS    YEARS    YEARS
                                              ----   -----   ------   ------
Assuming Maximum Total Annual Fund Expenses    $XX     $XX      $XX      $XX
Assuming Minimum Total Annual Fund Expenses   $300    $918   $1,562   $3,287


* The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

     Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.


FINANCIAL STATEMENTS

     The financial statements of the Separate Account and the consolidated financial statements of the Company appear in the Statement of Additional Information. The consolidated financial statements of the

Company should be considered only as bearing upon the Company's ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

     Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

     Penn Mutual established Penn Mutual Variable Annuity Account III (the "Separate Account") on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a "separate account" within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

     - The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

     - The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

     The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2006 are included in the Statement of Additional Information referred to on the cover page of this prospectus.


INVESTMENT OPTIONS IN THE SEPARATE ACCOUNT

     The Separate Account currently has Subaccounts that invest in the following
Funds:

PENN SERIES FUNDS, INC.:

     MONEY MARKET FUND -- seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent with these objectives, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     LIMITED MATURITY BOND FUND -- seeks highest available current income consistent with liquidity and low risk to principal through investment primarily in marketable investment grade debt securities; total return is secondary.

     QUALITY BOND FUND -- seeks the highest income over the long term consistent with the preservation of principal through investment primarily in marketable investment grade debt securities.

     HIGH YIELD BOND FUND -- seeks high current income by investing primarily in a diversified portfolio of long term high-yield/high-risk fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; high-yield/high-risk fixed income securities, which are commonly referred to as "junk" bonds, generally involve greater risks of loss of income and principal than higher rated securities.

     FLEXIBLY MANAGED FUND -- seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

     GROWTH STOCK FUND -- seeks long term growth of capital and increase of future income by investing primarily in common stocks of well established growth companies.

     LARGE CAP VALUE FUND -- seeks to maximize total return (capital appreciation and income) primarily by investing in equity securities of companies believed to be undervalued.

     LARGE CAP GROWTH FUND -- seeks to achieve long-term growth of capital (capital appreciation) by investing in equity securities of large capitalization growth companies with above-average growth potential.

     INDEX 500 FUND -- seeks to match the total return of the S&P 500 while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange; "S&P 500 Index" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.; the Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

     MID CAP GROWTH FUND -- seeks to maximize capital appreciation by investing primarily in common stocks of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that have strong earnings growth potential.

     MID CAP VALUE FUND -- seeks to achieve growth of capital by investing primarily in mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that are undervalued.

     STRATEGIC VALUE FUND -- seeks to achieve growth of capital by investing in equity securities of mid-cap companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index; the Fund seeks to invest in well-managed companies whose stock prices are undervalued.

     SMALL CAP GROWTH FUND -- seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.

     SMALL CAP VALUE FUND -- seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalizations in the range of those companies included in the Russell 2000 Value Index.

     INTERNATIONAL EQUITY FUND -- seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities; the investments will consist principally of equity securities of European and Pacific Basin countries.

     REIT FUND -- seeks to achieve a high total return consistent with reasonable investment risk by investing in equity securities of real estate investment trusts.

     Independence Capital Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. ABN AMRO Asset Management, Inc., Chicago, Illinois, is investment sub-adviser to the Large Cap Growth Fund. T. Rowe Price Associates, Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Growth Stock and High Yield Bond Funds. Wells Capital Management Incorporated, San Francisco, California, is investment sub-adviser to the Index 500 Fund. Turner Investment Partners, Inc., Berwyn, Pennsylvania is sub-adviser to the Mid Cap Growth Fund. Neuberger Berman Management Inc., New York, New York, is investment sub-adviser to the Mid Cap Value Fund. Lord, Abbett & Co., Jersey City, New Jersey, is investment sub-adviser to the Strategic Value and Large Cap Value Funds. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Heitman Real Estate Securities LLC, Chicago, Illinois, is investment sub-adviser to the REIT Fund. Bjurman, Barry & Associates, Los Angeles, California, is investment sub-adviser to the Small Cap Growth Fund.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST:

     BALANCED PORTFOLIO -- seeks long-term capital growth and reasonable current income without undue risk to principal through investment of a portion of its assets in common stock and a portion in debt securities.

     Neuberger Berman Management Inc., New York, New York, is investment adviser to the Balanced Portfolio.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND:

     EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the Fund will also consider the potential for capital appreciation; the Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     GROWTH PORTFOLIO -- seeks to achieve capital appreciation; the Fund normally purchases common stocks, although its investments are not restricted to any one type of security; capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     Fidelity Management & Research Company, Boston, Massachusetts, is investment adviser to the Equity-Income Portfolio and the Growth Portfolio.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II:

     ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income investments.

     Fidelity Management & Research Company, Boston, Massachusetts, is investment adviser to the Asset Manager Portfolio.

VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

     EMERGING MARKETS EQUITY (INTERNATIONAL) PORTFOLIO -- seeks long term capital appreciation by investing primarily in equity securities of emerging market country issuers. The Fund will focus on economies that are developing strongly and in which the markets are becoming more sophisticated.

     Morgan Stanley Investment Management Inc., New York, New York, doing business as Van Kampen, is investment adviser to the Emerging Markets Equity (International) Portfolio.

     Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. Shares of Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund and Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. are offered not only to variable annuity and variable life separate accounts of Penn Mutual, but also to such accounts of other insurance companies unaffiliated with Penn Mutual and, in the case of Neuberger Berman Advisers Management Trust and Van Kampen's The Universal Institutional Funds, Inc., directly to qualified pension and retirement plans. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.


READ THE PROSPECTUSES OF THESE FUNDS CAREFULLY BEFORE INVESTING. You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA 19172. Or, you may call, toll free, 800-548-1119.

VOTING INSTRUCTIONS

     You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

     If you are a Contract Owner, we determine the number of Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

ACCUMULATION UNITS - VALUATION

     Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

     The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures
(1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount and (3) the mortality and expense risk charge at an annual rate of 1.20% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNT

     The fixed interest account is part of the Company's general investment account. Interests in the fixed interest account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest account. Disclosure regarding the fixed interest account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT.


THE CONTRACT

     An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

     You may also allocate purchase payments to our Dollar Cost Averaging Accounts if you participate in our dollar cost averaging program. The Dollar Cost Averaging Accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNT and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT in this prospectus.

     You decide, within Contract limits,

     -    how often you make a purchase payment and how much you invest;

     - the Subaccounts and/or Dollar Cost Averaging Accounts in which your purchase payments are invested;

     - whether or not to transfer money among the available Subaccounts and Dollar Cost Averaging Accounts;

     -    the type of annuity that we pay and who receives it;

     -    the Beneficiary or Beneficiaries to whom we pay death benefits; and

     -    the amount and frequency of withdrawals from the Contract Value.

     Your Contract has

     - an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

     - an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

     We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

     The Contract is available to individuals and institutions. The Contracts also may be issued as individual retirement annuities under section 408(b) of the Internal Revenue Code (the "Code") in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

     You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

HOW DO I PURCHASE A CONTRACT?

     Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 101 Sabin Street, Pawtucket, RI 02860. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application.

     The minimum purchase payment that we will accept is $2,000, with subsequent purchase payments of $1,000, although we may decide to accept lower amounts. We will accept total purchase payments under your Contract of up to $2 million. You must obtain our prior approval to make total purchase payments in excess of $2 million.

WHAT TYPES OF ANNUITY PAYMENTS MAY I CHOOSE?

     You may choose from the following options:

     - AN ANNUITY FOR A SET NUMBER OF YEARS - Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

     - A LIFE ANNUITY - Annuity payments will continue until the Annuitant's death;

     - A LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS - Annuity payments will continue until the Annuitant's death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

     - A JOINT AND SURVIVOR LIFE ANNUITY - Annuity payments will continue until the death of the surviving joint Annuitant; or

     -    Any other form of annuity that we and you may agree upon.

     You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

     VARIABLE ANNUITY PAYMENTS. The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts. In addition, you may not select other Subaccounts after the Annuity Date.

     When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

     During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

     FIXED ANNUITY PAYMENTS. The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

     OTHER INFORMATION. Unless you tell us otherwise:

     - you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

     - the annuity will be split between fixed and variable accounts, in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts, the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts.

     - your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant's 95th birthday or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

     You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT?

     You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

     You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.


     If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.


     For Contracts issued on and after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. "Adjusted partial withdrawals and transfers" means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

     We generally pay the death benefit within seven days after we receive proof of death and all required information.


     OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT RIDERS. The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.


     Guaranteed Minimum Step-Up Death Benefit Rider. The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior contract anniversary dates, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account after the anniversary date, and before the next anniversary date, and adjusted downward by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) after the anniversary date and before the next anniversary date was to the Variable Account Value on the date of the withdrawal or transfer.


     Guaranteed Minimum Rising-Floor Death Benefit Rider. The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out.

     A guaranteed minimum death benefit rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract. For information on the cost of the guaranteed minimum death benefit riders, see WHAT CHARGES DO I PAY? in this prospectus.

     OPTIONAL DEATH BENEFIT ENHANCEMENT RIDERS. If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract at the time we issue the Contract. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant's death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

     The guaranteed minimum death benefit enhancement riders described in the following paragraphs apply to Contracts issued after November 1, 2002.

     We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus. The Death Benefit Enhancement from either of these riders is limited to $1 million.


     Rising Floor Plus Death Benefit Enhancement Rider. If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account.

     On the first day of the calendar month following the contract date, the Minimum Death Benefit Amount equals purchase payments paid into the Separate Account minus withdrawals taken from the Separate Account.

     On the first day of subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

     (a) is the Minimum Death Benefit Amount as of the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

     (b) is purchase payments paid into the Separate Account during the prior calendar month; and

     (c) is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

     Step-Up Plus Death Benefit Enhancement Rider. If you purchase this rider, the Death Benefit Enhancement is determined on the first day of the calendar month following each contract anniversary until the Annuitant reaches age 80 and adjusted on the first day of each calendar month following any purchase payment or withdrawal. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month or (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account.

     On the first day of the calendar month following the first contract anniversary, the Minimum Death Benefit Amount is equal to the Variable Account Value on the first contract anniversary.

     On the first day of the calendar month following the second and subsequent contract anniversaries, the Minimum Death Benefit Amount is equal to the greater of:

     (1) the Minimum Death Benefit Amount as of the first day of the prior calendar month adjusted for any purchase payments to or withdrawals from the Separate Account in the prior calendar month; or

     (2) the Variable Account Value on the current contract anniversary.

     ESTATE ENHANCEMENT DEATH BENEFIT RIDER. You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment. This rider may not be purchased in combination with any other rider described in this prospectus.


     The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. The percentage is 40% if the Annuitant is age 60 or less at date of issue of the Contract, 35% if between ages 61 and 70, and 30% if between ages 71 and 80. The limit is $1,000 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is age 60 or less at date of issue of the Contract, $600 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 61 and 70 at date of issue of the Contract, and $400 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 71 and 80 at date of issue of the Contract.

     Example 1. Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be $14,000.

     Example 2. Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be capped at $48,000.

     We make adjustments to the Minimum Death Benefit Amount on the first day of a calendar month following any purchase payment to or withdrawal from the Separate Account. We increase the Minimum Death Benefit Amount by the amount of purchase payments made to the Separate Account in the prior calendar month. We reduce the Minimum Death Benefit Amount for withdrawals taken from the Separate Account in the prior calendar month. The reduction is the greater of (1) the amount of the withdrawal or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the date of the withdrawal multiplied by the amount of the withdrawal.

     Treatment of Transfers. Transfers into the Separate Account will be treated as purchase payments allocated to the Separate Account from the Dollar Cost Averaging Accounts. An Optional Death Benefit Enhancement Rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract.

     Charge. We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior contract anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the contract anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

     For information on the cost of the death benefit enhancement riders, see WHAT CHARGES DO I PAY? in this prospectus.

     CHOOSING A LUMP SUM OR ANNUITY. Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

     - If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years except that an IRA can be continued as long as the Beneficiary withdraws annually an amount based on the Beneficiary's life expectancy at the date of death of the IRA owner (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary).

     - If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary's life or over a period not longer than the Beneficiary's life expectancy.

     - If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

     If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. Further, the spouse may exchange the continued Contract for a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale; and the Contract Value transferred to the new contract in the exchange will not be subject to a contingent deferred sales charge.

     If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

     If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

     For information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

MAY I TRANSFER MONEY AMONG SUBACCOUNTS AND THE DOLLAR COST AVERAGING ACCOUNTS?


     BEFORE THE ANNUITY DATE. You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest account.

     - The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.


     - You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

     - You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

     AFTER THE ANNUITY DATE. You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

     - The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

     - Transfers are currently limited to the Subaccounts selected at the time of annuitization.

     GENERAL RULES. Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect.

     FREQUENT TRADING RISKS. We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

     The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

     As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the mutual funds' prospectuses for specific information about the funds' short-term trading policies and risks.

     FREQUENT TRADING POLICIES. We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

     We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

     1. A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

     2. If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner's original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

     3. Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

     DOLLAR COST AVERAGING. Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate or transfer money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

     AUTOMATIC REBALANCING. Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your assets allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

     Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

MAY I WITHDRAW ANY OF MY MONEY?

     Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive a proper written request for withdrawal at our Administrative Office (and the Contract, in case of a full withdrawal). We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See WHAT CHARGES DO I PAY - CONTINGENT DEFERRED SALES CHARGE. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

     - The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount if that amount is less than $500. See FREE WITHDRAWALS below.


     - You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in each Subaccount from which the withdrawal is made is at least $250.

     - If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from Dollar Cost Averaging Accounts beginning with the one having the shortest interest period.

     SYSTEMATIC WITHDRAWALS. If your Contract Value is at least $25,000, and you have not made a free withdrawal in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum monthly amount of each withdrawal payment is $100. Your payments will begin on the next withdrawal date after we receive your request. See FREE WITHDRAWALS below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

     403(B) WITHDRAWALS. There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.


     OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER. You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.


     A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below, see GUARANTEED MINIMUM ACCUMULATION BENEFIT. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

     The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.


     The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.


     The guaranteed minimum accumulation benefit will terminate under the following conditions:

     (a) at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

     (b) on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

     (c)  full surrender of the Contract;

     (d) date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

     (e)  annuitization.

     OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT AND GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. At the time you purchase your Contract, as an alternative, you have the option to purchase the Growth and Income Protector package which includes the following enhancements to your Contract:

     (1)  Guaranteed Minimum Accumulation Benefit;

     (2)  Guaranteed Minimum Withdrawal Benefit; and

     (3)  Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract. This package of enhancements may not be purchased in combination with any other riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself. The Company also reserves the right to make the availability of these enhancements contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit. The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

This package of benefits can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant and the spouse must be the Joint Annuitant and Successor Owner.

     A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

     A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant's current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.


     GUARANTEED MINIMUM ACCUMULATION BENEFIT - The Guaranteed Minimum Accumulation Benefit will be equal to the Contract Value at the start of the benefit period, plus a percentage of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the Guaranteed Minimum Accumulation Benefit will occur as of the date of each applicable partial withdrawal. If the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit. At the end of the benefit period, the Guaranteed Minimum Accumulation Benefit will be automatically renewed for a new benefit period.


     The benefit period for this benefit is ten years after the latest of:

     (a)  the rider effective date;

     (b)  a step-up benefit date; or

     (c)  the renewal date.

For all benefit periods described above, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

     -    100% of premiums made in years one through two

     -    90% of premiums made in years three through four

     -    80% of premiums made in years five through six

     -    70% of premiums made in years seven through eight

     -    60% of premiums made in years nine through ten

     ADJUSTMENTS FOR WITHDRAWALS - The Guaranteed Minimum Accumulation Benefit will be reduced by a proportional amount of any partial withdrawals of Contract Value. The reductions in the Guaranteed Minimum Accumulation Benefit occur as of the date of each applicable partial withdrawal.

     The amount of the reduction in relation to the amount of partial withdrawals is calculated as follows:


     The Guaranteed Minimum Accumulation Benefit after the withdrawal equals the Guaranteed Minimum Accumulation Benefit immediately before the withdrawal less the multiplication of (i) and (ii), where:

     (i) is the Guaranteed Minimum Accumulation Benefit immediately before the withdrawal, and

     (ii) is a ratio of (A) over (B) where:

          (A)  is the current withdrawal amount; and

          (B)  is the Contract Value immediately before the withdrawal.

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT - The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options are defined below and operate concurrently until one or both terminate.

     The Benefit Base is the starting point for determining the amounts you receive under these minimum withdrawal options. The Benefit Base is the greatest of (a), (b), (c) or (d), where:

     (a) is the Contract Value on the date of the first withdrawal, just before the first withdrawal;

     (b)  is the sum of (1) plus (2), where;

          (1) is the Contract Value on the rider effective date accumulated on a daily basis using the Benefit Base Accumulation Rate until the earlier of the Benefit Base Accumulation Cease Date and the date of the first withdrawal; and

          (2) is each purchase payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis using the Benefit Base Accumulation Rate until the earlier of the Benefit Base Accumulation Cease Date and the date of the first withdrawal; and

     (c) is the highest Contract Value as of a contract anniversary date until the earlier of the Benefit Base Accumulation Cease Date and the date of the first withdrawal; and

     (d)  is the Contract Value on the last Step-Up Date.

For purposes of calculating the Death Benefit Enhancement as described below, the Death Benefit Enhancement Benefit Base is the greatest of (a), (b), (c) or
(d), where:

     (a) is the Contract Value on the date of the first withdrawal, just before the first withdrawal;

     (b)  is the sum of (1) plus (2), where:

          (1) is the Contract Value on the rider effective date accumulated on a daily basis using the Benefit Base Accumulation Rate until the earliest of (i) the Benefit Base Accumulation Cease Date; (ii) the Annuitant's attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and (iii) the date of the first withdrawal; and

          (2) is each purchase payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis using the Benefit Base Accumulation Rate until the earliest of (i) the Benefit Base Accumulation Cease Date Additional; (ii) the Annuitant's attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and (iii) the date of the first withdrawal; and

     (c) is the highest Contract Value as of a contract anniversary date until the earlier of the Benefit Base Accumulation Cease Date and the date of the first withdrawal; and

     (d) is the Contract Value on the last Step-Up Date before the Annuitant's attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

For both Benefit Bases described above, the current Benefit Base Accumulation Rate is 5% and the current Benefit Base Accumulation Cease Date is 10 years from the Contract issue date.


     Purchase payments made after the date of the first withdrawal will increase both Benefit Bases described above on a dollar-for-dollar basis.

     The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Benefit Base. The current Guaranteed Annual Withdrawal Percentage is 7%.

     The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5%.

     For both options:

     (1) the applicable Withdrawal Percentages will be shown in your Additional Contract Specifications;

     (2) withdrawals in a Contract Year that do not exceed the guaranteed amount do not affect the guaranteed amount for that option for subsequent years;

     (3) withdrawals in a Contract Year that exceed the guaranteed amount for that option reduce the guaranteed amount in subsequent years by multiplying the previous guaranteed amount by the amount of the excess withdrawals and dividing by the Contract Value immediately prior to the excess withdrawal.

          For example, if the guaranteed annual amount is $1,000, there is a $1,100 withdrawal during a Contract Year and the Contract Value prior to the $1,100 withdrawal is $10,000, then the guaranteed annual withdrawal amount for subsequent years would be reduced by $10 to $990, calculated as follows:

                              $1,000 x $100
                              ------------- = $10
                                 $10,000

     (4) withdrawals in a Contract Year that are less than the guaranteed amount for that option do not increase the permitted withdrawal in subsequent Contract Years;

     (5) as long as the Contract Value is positive, an additional purchase payment will increase the Benefit Base by the amount of the purchase payment. The annual payment under both options will be increased by the amount of the additional purchase payment multiplied by the applicable Withdrawal Percentage.


     EFFECT OF WITHDRAWALS ON BENEFIT BASE - The Guaranteed Withdrawal Benefit Base and the Death Benefit Enhancement Benefit Base are reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a Contract Year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a Contract Year, any Extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within a Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is subtracted from the Benefit Base and is determined by multiplying (1) and (2) where:

          (1)  is the Benefit Base; and

          (2) is the ratio of the Extra Return of Benefit Base Withdrawal to the Contract Value immediately prior to the Extra Return of Benefit Base Withdrawal.


     REMAINING GUARANTEED MINIMUM WITHDRAWAL BENEFIT PAYMENTS WHEN CONTRACT VALUE IS REDUCED TO ZERO - If the Contract Value is reduced to zero and any benefits are due under either withdrawal option, no additional purchase payments will be accepted and the remaining minimum withdrawals will be made as follows:

     If there is any Guaranteed Annual Lifetime Withdrawal Amount due or any remaining Benefit Base, the Owner has the option to receive the remaining minimum withdrawals under either option.

     If the Return of Benefit Base Withdrawal Option is elected, the remaining guaranteed minimum withdrawal made in the Contract Year in which the Contract Value is reduced to zero is equal to the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in that year. In subsequent Contract Years, the remaining minimum withdrawal equals the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value is reduced to zero.

     If the Lifetime Withdrawal Option is elected, the remaining minimum withdrawal made in the Contract Year in which the Contract Value is reduced to zero is equal to the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in that year. In subsequent Contract Years, the remaining minimum withdrawal equals the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value is reduced to zero. If no election is made, the default option is the Lifetime Withdrawal Option.

     If the Contract Value is reduced to zero in a Contract Year where the Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero by the impact of Extra Lifetime Withdrawals and the Benefit Base is positive, remaining minimum withdrawals will be made under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, the remaining minimum withdrawal made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, the remaining minimum withdrawal is the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value is reduced to zero, or any remaining Benefit Base, if less.

     Remaining minimum withdrawals are made once each Contract Year.

     If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid. If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

     EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS ON GUARANTEED MINIMUM WITHDRAWAL BENEFIT - Either or both of the Guaranteed Annual Withdrawal Amount and the Guaranteed Annual Lifetime Withdrawal Amount will be increased in any Contract Year in order to meet that Contract Year's required minimum distribution requirement according to the Code, as amended from time to time, and the regulations promulgated thereunder. This increase applies only in relation to the required minimum distribution based on the value of the Contract.

     STEP-UP BENEFIT AND STEP-UP BENEFIT DATE - The Step-Up Benefit for the Guaranteed Minimum Accumulation Benefit is the increase in the Guaranteed Minimum Accumulation Benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date.

     The Step-Up Benefit for the Guaranteed Minimum Withdrawal Benefit is an increase in the Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. As a result of the election of this Step-Up Benefit, the Guaranteed Annual Withdrawal Amount steps up to an amount equal to the Contract Value as of the Guaranteed Minimum Withdrawal Benefit Step-Up Date multiplied by the Guaranteed Annual Withdrawal Percentage. In addition, as a result of the election of this Step-Up Benefit, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value as of the Step-Up Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.


     The Contract Owner may, elect to increase both the Guaranteed Minimum Accumulation Benefit and the Guaranteed Minimum Withdrawal Benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional Step-Up Benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

     Once a Step-Up Benefit has been elected and is effective a new Guaranteed Minimum Accumulation Benefit Base, a new Guaranteed Minimum Accumulation Benefit Period, a new Guaranteed Withdrawal Benefit Base, a new Death Benefit Enhancement Benefit Base, a new Guaranteed Annual Withdrawal Amount, and a new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Date and the previously effective Step-Up Benefit will terminate.

     DEATH BENEFIT ENHANCEMENT - Prior to the Annuity Date and upon receipt of due proof of the Annuitant's death for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay to the Beneficiary a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base, which is calculated as described above for purposes of determining the Death Benefit Enhancement, minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is equal to $1 million.

     If the Beneficiary is the surviving spouse of the deceased Annuitant, the spouse may elect to become the Contract Owner and upon such election, the Contract Value, if lower than the remaining Guaranteed Minimum Withdrawal Benefit Base, shall be adjusted to equal the remaining Guaranteed Minimum Withdrawal Benefit Base.

     IMPACT OF ANNUITANT'S DEATH FOR JOINT LIFE GUARANTEES - If the Joint Annuitant is still alive after the Annuitant's death, no Death Benefit is paid. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant's lifetime. If withdrawals have been taken, the guarantee does not change.

     If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

     IMPACT OF JOINT ANNUITANT'S DEATH FOR JOINT LIFE GUARANTEES - If the Annuitant is still alive after the Joint Annuitant's death, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option to convert the guarantee to a Single Life Guarantee based on the Annuitant's lifetime. The Company must receive this request in writing from the Contract Owner. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change.

     If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

ANNUITY PAYMENTS - If annuity payments are to commence under the conditions specified in the Contract, the Contract Owner can elect one of the following options:

     (a) apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

     (b) request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

     (c) request that as of the annuity payment commencement date, the remaining Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Benefit Base. These annuity payments will be made until the earlier of the Annuitant's death for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Benefit Base is reduced to zero.

If annuity payments are to commence under the conditions specified in the Contract and none of the above elections have been made, then the default annuity option in your Contract will apply.

     For information on the cost of this package of enhancements, see "WHAT CHANGES DO I PAY?" in this prospectus.

     These enhancements will terminate under the following conditions:

     a) at any time after the 5th contract anniversary, following receipt by the Company of a written request by the Contract Owner to discontinue the package of enhancements;

     b) if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Benefit Base;

     c)   upon full surrender of the Contract;

     d) on the date of the death of the Annuitant for Single Life Guarantees, or the date of the death of the survivor of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

     e)   upon annuitization.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER. At the time you purchase your Contract, you may purchase THE PURCHASING POWER PROTECTOR, a package which includes the following enhancements to your Contract:

     1)   Guaranteed Lifetime Withdrawal Benefit; and

     2)   Death Benefit Enhancement.

This package of enhancements may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

     The Company reserves the right to make the availability of this rider contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this rider. The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

     If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount ("Withdrawal Amount") and equals the Lifetime Withdrawal Base ("Withdrawal Base") multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage ("Withdrawal Percentage").

     WITHDRAWAL BASE. The Withdrawal Base is the greater of (a) or (b) where:

     (a) is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

     (b)  is the sum of (1) plus (2), where;

          (1)  is the Contract Value on the rider effective date; and

          (2)  is each purchase payment received after the rider effective date.

     WITHDRAWAL PERCENTAGE. For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are examples of the Withdrawal Percentages for your Contract.

SINGLE OR JOINT LIFE GUARANTEE

AGE OF ANNUITANT (AT TIME OF FIRST
WITHDRAWAL)                          WITHDRAWAL PERCENTAGE
----------------------------------   ---------------------
Under 55                                      2.5%
55-59                                         3.0%
60-64                                         3.5%
65-69                                         4.0%
70-74                                         4.5%
75 and older                                  5.0%

     The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner purchases a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

     INFLATION ADJUSTMENT. The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

     (a)  is the current CPI Factor; and

     (b) is the average monthly value of the Withdrawal Base throughout the Contract Year.

     CPI FACTOR. The CPI Factor equals the ratio of (a) to (b), where:

     (a)  is the greater of 0 and the difference between (1) and (2), where:

          (1) is the Consumer Price Index for All Urban Consumers ("CPI-U") released in the previous month; and

          (2) is the CPI-U released twelve months prior to the most recent release; and

     (b)  is the CPI-U released twelve months prior to the most recent release.

     The CPI-U is published monthly by the United States Department of Labor. If this index is discontinued or a new Index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

     The CPI Factor will be updated on the first day of the month of each contract anniversary. On the first contract anniversary following the first withdrawal, the CPI Factor will be prorated for the partial year between the date of the first withdrawal and the contract anniversary.

     STEP-UP BENEFIT AND STEP-UP BENEFIT DATE. The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

     The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider's effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

     Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

     EXCESS WITHDRAWAL REDUCTION. If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

     (a)  is the Withdrawal Base; and

     (b) is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

     WAITING BONUS. In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the "Waiting Bonus") which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal   Waiting Bonus
---------------------------------   -------------
              0 - 5                        0%
              6 -10                      0.5%
           11 and later                  1.0%

The Waiting Bonus will only be applied to purchase payments made prior to the first contract anniversary. Purchase payments made after the first contract anniversary will become part of the Withdrawal Base but will not receive the Waiting Bonus.

     EFFECT OF WITHDRAWALS LESS THAN THE WITHDRAWAL AMOUNT. If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

     EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS ON WITHDRAWAL AMOUNT. The Withdrawal Amount will be increased in any Contract Year in order to meet that Contract Year's required minimum distribution requirement according to the Code. This increase will not be treated as an Excess Withdrawal and applies only in relation to the required minimum distribution based on the value of the Contract.

     ANNUITY PAYMENTS. The Contract Owner can elect to receive annuity payments under one of the following options:

     (a) apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

     (b) request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

     If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

     REMAINING PAYMENTS WHEN CONTRACT VALUE IS REDUCED TO ZERO. If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

     If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

     JOINT AND SINGLE LIFE GUARANTEES. The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant and the spouse must be the Joint Annuitant and Successor Owner.

     A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

     A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant's current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

     DEATH BENEFIT ENHANCEMENT. Prior to the Annuity Date and upon receipt of due proof of the Annuitant's death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the "Benefit Base"), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

     BENEFIT BASE. For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

     (a) is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

     (b)  is the sum of (1) plus (2), where:

          (1) is the Contract Value on the rider effective date accumulated on a daily basis using the Death Benefit Base Accumulation Rate (the "Accumulation Rate') until the earliest of:

               (i) the Death Benefit Base Accumulation Cease Date (the "Cease Date");

               (ii) attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

               (iii) the date of the first withdrawal; and

          (2) is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis using the Accumulation Rate until the earliest of:

               (i)  the Cease Date,

               (ii) attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

               (iii) the date of the first withdrawal; and

     (c) the highest Contract Value as of a contract anniversary date until the earliest of:

               (i)  the Cease Date;

               (ii) attainment of age 80 of the Annuitant for Single Life
                    Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

               (iii) the date of the first withdrawal.

     The current Accumulation Rate is the daily equivalent of a 5% effective annual rate and the current Cease Date is 10 years from the contract issue date.

     Purchase payments made after the date of the first withdrawal will increase the Benefit Base on a dollar-for-dollar basis.

     Any increase in the Contract Value as a result of a Step-Up Benefit will increase the Benefit Base as of the Step-Up Benefit Date.

     EFFECT OF WITHDRAWALS ON THE BENEFIT BASE. If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

     (a)  is the Benefit Base immediately prior to the Excess Withdrawal; and

     (b) is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

     IMPACT OF ANNUITANT'S DEATH FOR JOINT LIFE GUARANTEES. If the Annuitant dies and the Joint Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant's lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant's lifetime.

     If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

     IMPACT OF JOINT ANNUITANT'S DEATH FOR JOINT LIFE GUARANTEES. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant's lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant's lifetime.

     If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

     TRANSFER LIMITS. Notwithstanding any other provision of this Contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year.

     For information on the cost of this package of enhancements, see "WHAT CHARGES DO I PAY?" in this prospectus.

     TERMINATION OF RIDER. This Rider will terminate:

     (a) on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

     (b) if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

     (c)  upon full surrender of the Contract;

     (d) on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

     (e)  upon annuitization.


DEFERMENT OF PAYMENTS AND TRANSFERS

     We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

WHAT CHARGES DO I PAY?

     The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

     ADMINISTRATION CHARGES. These charges reimburse us for administering the Contract and the Separate Account.

     - We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

     - We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

     For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

     MORTALITY AND EXPENSE RISK CHARGE. We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.20%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed), and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

     CONTINGENT DEFERRED SALES CHARGE. This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

     You pay this charge only if you withdraw a purchase payment within seven years of the effective date of payment. The following table shows the schedule of the contingent deferred sales charge that will be applied to withdrawal of a purchase payment (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit), after allowing for the free withdrawals which are described in the next subsection.

YEAR AFTER PURCHASE PAYMENT
IN WHICH WITHDRAWAL IS MADE   APPLICABLE CHARGE
---------------------------   -----------------
First                                  7%
Second                                 7%
Third                                  6%
Fourth                                 5%
Fifth                                  4%
Sixth                                  3%
Seventh                              1.5%
Eighth and thereafter                  0%

     Purchase payments will be treated as withdrawn on a first-in, first-out basis, and will be treated as withdrawn before gains from market appreciation or interest is withdrawn from the Contract. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn first before the withdrawal of purchase payments.

     The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

     FREE WITHDRAWALS. The following withdrawals may be made free of the contingent deferred sales charge.

     Seven-Year-Old Purchase Payments. You may withdraw any purchase payment that was made more than 7 years before the withdrawal without incurring a contingent deferred sales charge.

     Annual Withdrawals of 15% of Purchase Payments. On the last day of the first Contract Year and once each Contract Year thereafter, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of total purchase payments as of the date of the request. You may take a free withdrawal on a single sum basis or systematically, but not both. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis. This free withdrawal applies only to the first withdrawal request made in a Contract Year and the amount is not cumulative from year to year.

     Cumulative Free Withdrawals. In lieu of the annual 15% of purchase payment withdrawal right described in the preceding section, you may elect the cumulative free withdrawal rider at the time the Contract is issued. Under this rider, you may elect to withdraw up to 10% of your purchase payments in a Contract Year. To the extent that the Free Withdrawal Amount in a Contract Year is not withdrawn, such Free Withdrawal Amount may be carried forward and taken in a subsequent Contract Year, subject to the limit of 50% of total purchase payments as of the date of withdrawal. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis.

     Medically Related Withdrawal. Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

     Disability Related Withdrawal. You may withdraw, without incurring a contingent deferred sales charge, part or all of your Contract Value if you (you or the Annuitant for qualified contracts) become totally disabled as defined in the Contract.

     Other Withdrawals. There is no contingent deferred sales charge imposed upon minimum distributions under qualified contracts which are required by the Code.

     CONTRACT RIDER CHARGES. You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge.


     Guaranteed Minimum Step-Up Death Benefit Rider. The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

     Guaranteed Minimum Rising-Floor Death Benefit Rider. The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.


     Estate Enhancement Death Benefit Rider. For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

     The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

     Death Benefit Enhancement Riders. We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the contract anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

     The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

     We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

ATTAINED AGE   MONTHLY CHARGE PER $1,000 OF BENEFIT
------------   ------------------------------------
Less than 40                  $ 0.208
    40-44                       0.208
    45-49                       0.333
    50-54                       0.458
    55-59                       0.708
    60-64                       1.083
    65-69                       1.667
    70-74                       2.708
    75-79                       4.250
    80-84                       7.083
    85-89                      11.000
    90-94                      17.292

     Optional Guaranteed Minimum Accumulation Benefit Rider. The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. The current effective annual charge for this agreement is .50% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit.


     Optional Combined Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider. The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. The current effective annual charge for this agreement is 0.65% for a Single Life Guarantee and 0.85% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit.

     Guaranteed Lifetime Withdrawal Benefit Rider. On an annual basis the rider charge for this benefit will be a percentage of the monthly average of the withdrawal base and will be deducted from the contract value. The current effective annual charge for the Rider is 0.65% for a Single Life Guarantee and 0.85% for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%. If the step-up benefit is elected, the rider charge may be increased, but not above the then current charge applicable to the class of Contact Owners then electing this benefit.

     UNDERLYING FUND CHARGES. The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees see EXPENSES in this prospectus and the fee table in a Fund's prospectus.


     PREMIUM TAXES. Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

     The Company or an affiliate may receive asset-based compensation from the Funds' advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT

GENERAL INFORMATION

     If you participate in our dollar cost averaging program, you may allocate money to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging while the money is allocated to a Dollar Cost Average Account, your money will be transferred to the Money Market Subaccount.

     You may transfer money in the fixed interest account to Subaccounts, subject to the provisions of your Contract. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.


FEDERAL INCOME TAX CONSIDERATIONS

     The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

     You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

     WITHDRAWALS AND DEATH BENEFITS. You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your purchase payments. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

     In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

     ANNUITY PAYMENTS. The taxable portion of an annuity payment generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates.

     Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

     If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

     EARLY WITHDRAWALS. An additional income tax of 10% may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

     - early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

     -    withdrawals made on or after age 59 1/2;

     -    distributions made after death; or

     -    withdrawals attributable to total and permanent disability.

     TRANSFERS. You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

     SEPARATE ACCOUNT DIVERSIFICATION. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II, and Van Kampen's The Universal Institutional Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

     The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. It is possible that when regulations or rulings are issued, the Contracts may need to be modified to comply with them.

     QUALIFIED PLANS. The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

     For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax law provisions applicable to the particular plan should be considered.

     Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

     If your qualified contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

     Generally, under a nonqualified annuity or rollover individual retirement annuity qualified under Section 408(b), unless the Contract Owner elects to the contrary, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

     This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

DISTRIBUTION ARRANGEMENTS


     Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. ("HTK") to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").


     Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 7% and trailer commissions based on a percentage of Contract Value may be paid.

     In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

     Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a preferred' status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

     Finally, within certain limits imposed by the NASD, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

     All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

     Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

STATEMENT OF ADDITIONAL INFORMATION CONTENTS

VARIABLE ANNUITY PAYMENTS.................................................   B-2
   First Variable Annuity Payments........................................   B-2
   Subsequent Variable Annuity Payments...................................   B-2
   Annuity Units..........................................................   B-2
   Value of Annuity Units.................................................   B-2
   Net Investment Factor..................................................   B-2
   Assumed Interest Rate..................................................   B-3
   Valuation Period.......................................................   B-3
ADMINISTRATIVE AND RECORDKEEPING SERVICES ................................   B-3
DISTRIBUTION OF CONTRACTS.................................................   B-3
CUSTODIAN.................................................................   B-3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................   B-3
LEGAL MATTERS.............................................................   B-3
FINANCIAL STATEMENTS......................................................   B-3

                                   APPENDIX A


     This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------
                                      2006      2005      2004      2003       2002
                                    -------   -------   -------   -------   ---------
Accumulation Unit Value,
   beginning of period ..........   $11.173   $11.014   $11.058   $11.112     $11.080
Accumulation Unit Value,
   end of period ................   $11.535   $11.173   $11.014   $11.058     $11.112
Number of Accumulation Units
   outstanding, end of period ...   598,010   615,380   665,654   801,168   2,078,717

                                        YEAR ENDED DECEMBER 31,
                                    -------------------------------
                                       2001        2000     1999(a)
                                    ---------   ---------   -------
Accumulation Unit Value,
   beginning of period ..........     $10.800     $10.321   $10.000
Accumulation Unit Value,
   end of period ................     $11.080     $10.800   $10.321
Number of Accumulation Units
   outstanding, end of period ...   1,696,300   1,261,586   826,316

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT (a)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------
                                      2006      2005      2004      2003      2002
                                    -------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period ..........   $12.125   $12.032   $11.919   $11.740   $11.199
Accumulation Unit Value,
   end of period ................   $12.501   $12.125   $12.032   $11.919   $11.740
Number of Accumulation Units
   outstanding, end of period ...   658,279   568,532   588,630   609,498   575,820

                                       YEAR ENDED DECEMBER 31,
                                    -----------------------------
                                     2001       2000      1999(b)
                                    -------   --------   --------
Accumulation Unit Value,
   beginning of period ..........   $10.645    $10.020    $10.000
Accumulation Unit Value,
   end of period ................   $11.199    $10.645    $10.020
Number of Accumulation Units
   outstanding, end of period ...   215,295     97,580     61,833

----------
(a) Neuberger Berman AMT Limited Maturity Bond Portfolio Subaccount prior to May 1, 2000.

(b) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES QUALITY BOND FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------
                                       2006        2005         2004        2003        2002
                                    ---------   ----------   ---------------------------------
Accumulation Unit Value,
   beginning of  period..........     $13.315      $13.166     $12.759     $12.180     $11.727
Accumulation Unit Value,
   end of period.................     $13.827      $13.315     $13.166     $12.759     $12.180
Number of Accumulation Units,
   outstanding, end of period....   1,797,370    1,654,042   1,611,772   1,715,704   1,650,175

                                       YEAR ENDED DECEMBER 31,
                                    -----------------------------
                                      2001       2000     1999(a)
                                    ---------   -------   -------
Accumulation Unit Value,
   beginning of  period..........     $10.914    $9.877   $10.000
Accumulation Unit Value,
   end of period.................     $11.727   $10.914    $9.877
Number of Accumulation Units,
   outstanding, end of period....   1,079,034   493,202   261,461

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------
                                      2006      2005      2004      2003      2002
                                    -------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period...........   $14.167   $13.926   $12.750   $10.496   $10.288
Accumulation Unit Value,
   end of period.................   $15.370   $14.167   $13.926   $12.750   $10.496
Number of Accumulation Units
   outstanding, end of period....   743,466   732,488   695,958   688,061   523,952

                                      YEAR ENDED DECEMBER 31,
                                    ---------------------------
                                      2001     2000     1999(a)
                                    -------   -------   -------
Accumulation Unit Value,
   beginning of period...........    $9.752   $10.264   $10.000
Accumulation Unit Value,
   end of period.................   $10.288    $9.752   $10.264
Number of Accumulation Units
   outstanding, end of period....   428,819   307,326   164,772

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------
                                      2006        2005        2004        2003         2002
                                    ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value,
   beginning of period...........     $21.994     $20.671     $17.669     $13.785     $13.845
Accumulation Unit Value,
   end of period.................     $25.035     $21.994     $20.671     $17.669     $13.785
Number of Accumulation Units
   outstanding, end of period....   6,465,368   5,730,996   4,763,280   3,800,706   2,979,859

VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEAR ENDED DECEMBER 31,
                                    -------------------------------
                                       2001        2000     1999(a)
                                    ---------   ---------   -------
Accumulation Unit Value,
   beginning of period...........     $12.724     $10.552   $10.000
Accumulation Unit Value,
   end of period.................     $13.845     $12.724   $10.552
Number of Accumulation Units
   outstanding, end of period....   2,288,053   1,115,704   544,267

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES GROWTH STOCK FUND SUBACCOUNT (a)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------
                                       2006        2005        2004        2003        2002
                                    ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value,
   beginning of period...........      $5.864      $5.600      $5.072      $4.575      $7.124
Accumulation Unit Value,
   end of period.................      $6.538      $5.864      $5.600      $5.072      $4.575
Number of Accumulation Units
   outstanding, end of period....   1,557,060   1,334,244   1,277,922   1,381,801   1,589,351

                                        YEAR ENDED DECEMBER 31,
                                    -------------------------------
                                       2001        2000     1999(b)
                                    ---------   ---------   -------
Accumulation Unit Value,
   beginning of period...........      $9.672     $13.267   $10.000
Accumulation Unit Value,
   end of period.................      $7.124      $9.672   $13.267
Number of Accumulation Units
   outstanding, end of period....   1,604,166   1,340,612   371,063

----------
(a)  Penn Series Growth Equity Fund Subaccount prior to August 1, 2004.

(b) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT (a)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------
                                       2006        2005        2004        2003        2002
                                    ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value,
beginning of period .............     $12.578     $12.377     $11.116     $ 8.819     $10.511
Accumulation Unit Value,
end of period ...................     $14.677     $12.578     $12.377     $11.116      $8.819
Number of Accumulation Units
outstanding, end of period ......   1,464,807   1,541,931   1,479,294   1,478,707   1,386,377

VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED DECEMBER 31,
                                       -----------------------------
                                          2001      2000     1999(b)
                                       ---------   -------   -------
Accumulation Unit Value,
   beginning of period .............     $10.916    $9.823   $10.000
Accumulation Unit Value,
   end of period ...................     $10.511   $10.916    $9.823
Number of Accumulation Units
   outstanding, end of period ......   1,157,857   735,916   332,695

----------
(a)  Penn Series Value Equity Fund Subaccount prior to May 1, 2000.

(b) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                         2006     2005      2004      2003     2002(a)
                                       -------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period .............   $11.095   $11.112   $10.365    $8.364   $10.000
Accumulation Unit Value,
   end of period ...................   $11.351   $11.095   $11.112   $10.365    $8.364
Number of Accumulation Units
   outstanding, end of period ......   466,115   398,878   376,295   249,091    69,150

----------
(a) For the period May 1, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES INDEX 500 FUND SUBACCOUNT (a)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------
                                         2006        2005        2004         2003       2002
                                       ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value,
   beginning of period .............     $10.109      $9.807      $8.998      $7.103      $9.263
Accumulation Unit Value,
   end of period ...................     $11.507     $10.109      $9.807      $8.998      $7.103
Number of Accumulation Units
   outstanding, end of period ......   1,947,201   2,022,636   2,312,567   2,382,511   2,488,392

                                           YEAR ENDED DECEMBER 31,
                                       -------------------------------
                                         2001        2000      1999(b)
                                       ---------   ---------   -------
Accumulation Unit Value,
   beginning of period .............     $10.667     $11.913   $10.000
Accumulation Unit Value,
   end of period ...................      $9.263     $10.667   $11.913
Number of Accumulation Units
   outstanding, end of period ......   2,351,350   2,058,202   933,121

----------
(a) Fidelity Investments Variable Insurance Products Index 500 Portfolio Subaccount prior to May 1, 2000.

(b) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------
                                          2006       2005        2004        2003        2002
                                       ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value,
   beginning of period .............      $7.346      $6.619      $6.024      $4.090      $6.150
Accumulation Unit Value,
   end of period ...................      $7.741      $7.346      $6.619      $6.024      $4.090
Number of Accumulation Units
   outstanding, end of period ......   1,264,780   1,209,858   1,290,197   1,356,757   1,124,269

                                       YEAR ENDED DECEMBER 31,
                                       -----------------------
                                           2001      2000(a)
                                         --------   --------
Accumulation Unit Value,
   beginning of period .............       $8.671    $10.000
Accumulation Unit Value,
   end of period ...................       $6.150     $8.671
Number of Accumulation Units
   outstanding, end of period ......      843,729    459,304

----------
(a) For the period May 1, 2000 (date Subaccount was established) through December 31, 2000.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT (a)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                        2006      2005      2004      2003      2002
                                       -------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period .............   $19.754   $17.824   $14.667   $10.864   $12.156
Accumulation Unit Value,
   end of period ...................   $21.714   $19.754   $17.824   $14.667   $10.864
Number of Accumulation Units
   outstanding, end of period ......   765,322   718,492   585,547   552,203   533,458

                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------
                                        2001      2000     1999(b)
                                       -------   -------   -------
Accumulation Unit Value,
   beginning of period .............   $12.725   $10.606   $10.000
Accumulation Unit Value,
   end of period ...................   $12.156   $12.725   $10.606
Number of Accumulation Units
   outstanding, end of period ......   464,778   313,293   163,977

----------
(a) Neuberger Berman Advisers Management Trust Partners Portfolio prior to May 1, 2000.

(b) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES STRATEGIC VALUE FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                         2006     2005      2004      2003     2002(a)
                                       -------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period .............   $13.728   $12.860   $10.490    $8.498   $10.000
Accumulation Unit Value,
   end of period ...................   $15.201   $13.728   $12.860   $10.490    $8.498
Number of Accumulation Units
   outstanding, end of period ......        XX   505,444   354,495   213,190    79,364

----------
(a) For the period May 1, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT (a)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------
                                         2006      2005      2004      2003      2002
                                       --------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period .............    $15.642   $14.919   $13.810    $9.489   $16.607
Accumulation Unit Value,
   End of period ...................    $15.243   $15.642   $14.919   $13.810    $9.489
Number of Accumulation Units
   outstanding, end of period ......    849,967   842,244   877,417   921,413   938,876

                                          YEAR ENDED DECEMBER 31,
                                       -----------------------------
                                          2001      2000     1999(b)
                                       ---------   -------   -------
Accumulation Unit Value,
   beginning of period .............     $20.000   $28.370   $10.000
Accumulation Unit Value,
   End of period ...................     $16.607   $20.000   $28.370
Number of Accumulation Units
   outstanding, end of period ......   1,006,048   874,531   259,172

----------
(a)  Penn Series Emerging Growth Fund Subaccount prior to August 1, 2004.

(b) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                         2006      2005      2004      2003      2002
                                       -------   -------   -------   -------   -------
Accumulation Unit Value,
   beginning of period .............   $20.696   $20.233   $17.852   $10.349   $12.602
Accumulation Unit Value,
   End of period ...................   $23.979   $20.696   $20.233   $17.852   $10.349
Number of Accumulation Units
   outstanding, end of period ......   974,029   977,726   985,497   956,485   865,651

VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------
                                        2001      2000     1999(a)
                                       -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $10.941    $9.752   $10.000
Accumulation Unit Value, End of
   period ..........................   $12.602   $10.941    $9.752
Number of Accumulation Units
   outstanding, end of period ......   741,383   422,650   109,420

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------
                                         2006       2005      2004       2003     2002
                                       ---------   -------   -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................     $13.793   $11.972    $9.334    $7.121    $8.015
Accumulation Unit Value, End of
   period ..........................     $17.738   $13.793   $11.972    $9.334    $7.121
Number of Accumulation Units
   outstanding, end of period ......   1,335,273   996,810   861,314   813,870   829,715

                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------
                                        2001      2000     1999(a)
                                       -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $11.303   $14.086   $10.000
Accumulation Unit Value, End of
   period ..........................    $8.015   $11.303   $14.086
Number of Accumulation Units
outstanding, end of period .........   913,631   817,962   169,274

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

PENN SERIES REIT FUND SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                         2006      2005     2004      2003     2002(a)
                                       -------   -------   -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $18.250   $16.374   $12.246    $9.161   $10.000
Accumulation Unit Value, end of
   period ..........................   $23.841   $18.250   $16.374   $12.246    $9.161
Number of Accumulation Units
   outstanding, end of period ......   357,567   292,589   210,042   168,248    54,712

----------
(a) For the period May 1, 2002 (date Subaccount was established) through December 31, 2002.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO SUBACCOUNT VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                        2006      2005      2004      2003      2002
                                       -------   -------   -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $11.649   $10.814   $10.027    $8.741   $10.694
Accumulation Unit Value, end of
   period ..........................   $12.719   $11.649   $10.814   $10.027    $8.741
Number of Accumulation Units
   outstanding, end of period ......   481,665   516,494   610,583   663,748   749,799

                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------
                                        2001      2000     1999(a)
                                       -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $12.510   $13.285   $10.000
Accumulation Unit Value, end of
   period ..........................   $10.694   $12.510   $13.285
Number of Accumulation Units
   outstanding, end of period ......   774,831   625,675    86,030

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS EQUITY-INCOME PORTFOLIO SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------
                                         2006        2005        2004        2003        2002
                                       ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value, beginning
   of period .......................     $12.793     $12.248     $11.131      $8.657     $10.565
Accumulation Unit Value, end of
   period ..........................     $15.171     $12.793     $12.248     $11.131      $8.657
Number of Accumulation Units
   outstanding, end of period ......   1,383,791   1,350,475   1,357,365   1,377,747   1,320,920

                                          YEAR ENDED DECEMBER 31,
                                       -----------------------------
                                         2001       2000     1999(a)
                                       ---------   -------   -------
Accumulation Unit Value, beginning
   of period .......................     $11.267   $10.533   $10.000
Accumulation Unit Value, end of
   period ..........................     $10.565   $11.267   $10.533
Number of Accumulation Units
   outstanding, end of period ......   1,179,488   904,527   381,000

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS GROWTH PORTFOLIO SUBACCOUNT VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------
                                         2006        2005        2004        2003        2002
                                       ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value, beginning
   of period .......................      $9.311      $8.920      $8.746      $6.673      $9.676
Accumulation Unit Value, end of
   period ..........................      $9.816      $9.311      $8.920      $8.746      $6.673
Number of Accumulation Units
   outstanding, end of period ......   1,667,336   1,930,696   2,278,873   2,381,931   2,358,139

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS GROWTH PORTFOLIO SUBACCOUNT (CONTINUED)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED DECEMBER 31,
                                       -------------------------------
                                         2001        2000      1999(a)
                                       ---------   ---------   -------
Accumulation Unit Value, beginning
   of period .......................     $11.910     $13.562   $10.000
Accumulation Unit Value, end of
   period ..........................      $9.676     $11.910   $13.562
Number of Accumulation Units
   outstanding, end of period ......   2,443,600   2,005,846   656,284

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS II ASSET MANAGER PORTFOLIO SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                        2006      2005      2004      2003      2002
                                       -------   -------   -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $11.024   $10.739   $10.321    $8.867    $9.847
Accumulation Unit Value, end of
   period ..........................   $11.673   $11.024   $10.739   $10.321    $8.867
Number of Accumulation Units
   outstanding, end of period ......   307,571   359,356   403,922   379,715   426,379

                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------
                                        2001      2000     1999(a)
                                       -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $10.407   $10.980   $10.000
Accumulation Unit Value, end of
   period ..........................    $9.847   $10.407   $10.980
Number of Accumulation Units
   outstanding, end of period ......   423,357   317,542    94,897

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

VAN KAMPEN'S UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY (INTERNATIONAL) PORTFOLIO SUBACCOUNT
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                        2006      2005      2004      2003      2002
                                       -------   -------   -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $22.288   $16.877   $13.895    $9.410   $10.469
Accumulation Unit Value, end of
   period ..........................   $30.158   $22.288   $16.877   $13.895    $9.410
Number of Accumulation Units
   outstanding, end of period ......   298.752   247,270   217,891   227,829   223,135

VAN KAMPEN'S UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY (INTERNATIONAL) PORTFOLIO SUBACCOUNT (CONTINUED)
VALUES OF AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEAR ENDED DECEMBER 31,
                                       ---------------------------
                                        2001      2000     1999(a)
                                       -------   -------   -------
Accumulation Unit Value, beginning
   of period .......................   $11.348   $18.922   $10.000
Accumulation Unit Value, end of
   period ..........................   $10.469   $11.348   $18.922
Number of Accumulation Units
   outstanding, end of period ......   284,460   287,968    35,779

----------
(a) For the period January 16, 1999 (date Subaccount was established) through December 31, 1999.

STATEMENT OF ADDITIONAL INFORMATION - MAY 1, 2007


PENNANT SELECT

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA 19172 - TELEPHONE (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT


This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2007 for the individual variable and fixed annuity contract (the "Contract"). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the "Separate Account" in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company ("Penn Mutual" or the "Company"), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.


TABLE OF CONTENTS

VARIABLE ANNUITY PAYMENTS.................................................   B-2
   First Variable Annuity Payment.........................................   B-2
   Subsequent Variable Annuity Payments...................................   B-2
   Annuity Units..........................................................   B-2
   Value of Annuity Units.................................................   B-2
   Net Investment Factor..................................................   B-2
   Assumed Interest Rate..................................................   B-3
   Valuation Period.......................................................   B-3
ADMINISTRATIVE AND RECORDKEEPING SERVICES.................................   B-3
DISTRIBUTION OF CONTRACTS.................................................   B-3
CUSTODIAN.................................................................   B-3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................   B-3
LEGAL MATTERS.............................................................   B-3
FINANCIAL STATEMENTS......................................................   B-3

VARIABLE ANNUITY PAYMENTS

FIRST VARIABLE ANNUITY PAYMENT

     When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant's age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

SUBSEQUENT VARIABLE ANNUITY PAYMENTS

     The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the valuation period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

ANNUITY UNITS

     For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

VALUE OF ANNUITY UNITS

     The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

NET INVESTMENT FACTOR

     For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):


WHERE (a) IS:


     The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

     plus

     The per share amount of any dividend or capital gain distributions by the mutual fund if the "ex-dividend" date occurs in the Valuation Period.

     plus or minus

     A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).


WHERE (b) IS:


     The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

     plus or minus

     The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).


WHERE (c) IS:


     The sum of the mortality and expense risk charge and the contract administration charge. On an annual basis, the sum of such charges equals 1.35% of the daily net asset value of the Subaccount.

ASSUMED INTEREST RATE

     Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

VALUATION PERIOD

     Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

     Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS


     Hornor, Townsend & Kent, Inc. ("HTK"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2006, 2005 and 2004, the Company paid to HTK underwriting commissions of approximately $XX, $123,407and $80,123 respectively.


     The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 7% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

     The Company is custodian of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP serves as independent registered public accounting firm of the Company and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

     Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1701 Market Street, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

     The financial statements of the Separate Account and the consolidated financial statements of the Company appear on the following pages. The consolidated financial statements of the Company should be considered only as bearing upon the Company's ability to meet its obligations under the Contracts.

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements included in Part B:

          Financial Statements of Penn Mutual Variable Annuity Account III:

          Statement of Assets and Liabilities - December 31, 2005
          Statement of Operations - December 31, 2005
          Statements of Changes in Net Assets - For the years ended December 31, 2005 and 2004
          Notes to Financial Statements
          Report of Independent Auditors

          Financial Statements of The Penn Mutual Life Insurance Company:

          Consolidated Balance Sheets for the years ended December 31, 2005 and 2004
          Consolidated Income Statements for the years ended December 31, 2005, 2004 and 2003
          Consolidated Statements of Changes in Equity for the years ended December 31, 2005, 2004 and 2003
          Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003
          Notes to Financial Statements
          Report of Independent Auditors

     (b)  Exhibits

          1. (a) Resolutions of Executive Committee of Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of the Registrant. Previously filed as Exhibit 1(a) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504)
                    and incorporated herein by reference.

               (b) Resolutions of Executive Committee of Board of Trustees of the Penn Mutual Life Insurance Company authorizing investments of the Registrant. Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

          2.   Not applicable

          3. (a)(1) Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as
                    Exhibit 3(a) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and
                    incorporated herein by reference.

               (a)(2) Schedule I to the Sales Support Agreement between The Penn
                    Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as exhibit 3(a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on September 28, 2000 (File No. 333-39804 and Accession No. 0000950116-00-002423) and
                    incorporated herein by reference.

          (b) Form of Distribution Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as
               Exhibit 3(b) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

          (c) Form of Agent's Agreement relating to broker-dealer supervision. Previously filed as Exhibit 3(c) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

          (d) Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

          (e) Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws. Previously filed as Exhibit 3(e) to the Post-Effective Amendment to the Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

          (f) Form of Addendum (Form 98-1) to Broker-Dealer Selling Agreement. Previously filed as Exhibit 3(f) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

          (g) Schedule A to Broker-Dealer Selling Agreement (PM5749 04/01). Previously filed as Exhibit 3(g) to Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692) and
               incorporated herein by reference.

     4. (a) Individual Variable and Fixed Annuity Contract (Form VAA-98). Previously filed as Exhibit 4(a) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and
               incorporated herein by reference.

          (b) Rider -- Guaranteed Minimum Death Benefit -- Rising Floor (GDBRF-98). Previously filed as Exhibit 4(b) to Pre-Effective Amendment No. 1 to this

               Registration Statement on November 30, 1998 (File No. 333-628115 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

          (c) Rider -- Guaranteed Minimum Death Benefit -- Step Up (GDBSU-98). Previously filed as Exhibit 4(c) to Pre-Effective Amendment No. 1 to this Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and
               incorporated herein by reference.

          (d) Endorsement No. 1534-96 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(d) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

          (e) Endorsement No. 1542-97 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(e) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

          (f) Endorsement No. 1536-98 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(f) to Pre-Effective Amendment No. 1 to the Registration Statement on February 24, 1999 (File No. 333-62811 and Accession No. 0000950116-99-000291)
               and incorporated herein by reference.

          (g) Endorsement No. 1720-01 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(g) to Post-Effective Amendment No. 4 to the Registration Statement on February 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000282)
               and incorporated herein by reference.

          (h) Endorsement No. 1721-01 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(h) to Post-Effective Amendment No. 4 to the Registration Statement on February 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000282)
               and incorporated herein by reference.

          (i) Endorsement No. 1718-01 Charitable Remainder Trust. Previously filed as Exhibit 4(c) to Post-Effective Amendment No. 1 to the Registration Statement on April 19, 2001 (File No. 333-39804 and Accession No. 0000950116-01- 000684) and incorporated herein by reference.

          (j)  Rider - Cumulative Free Withdrawal (CFWB-01). Previously filed as
               Exhibit 4(j) to Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692) and incorporated herein by reference.

          (k)  Rider - Estate Enhancement Rider (EEDB-01). Previously filed as
               Exhibit 4(k) to Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692) and incorporated herein by reference.


          (l) Rider - Death Benefit Enhancement - Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant's Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-001203) on May 22, 2002.

          (m) Rider - Death Benefit Enhancement - Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant's Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-001203) on May 22, 2002.


          (n) Rider - Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(n) to the Registrant's Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-06-001380) on April 28, 2006.



          (o) Rider - Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. . Incorporated herein by reference to Exhibit 4(o) to the Registrant's Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-06-001380) on April 28, 2006.





     5. Application (Form PM5790) for Individual Variable Annuity Contract. Previously filed as Exhibit 5 to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No.
          0001036050-98-001504) and incorporated herein by reference.

     6. (a) Charter of The Penn Mutual Life Insurance Company (May 1983). Previously filed as Exhibit 6(a) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

          (b) By-laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-69386), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-01-501231) on December 6, 2001.

     7.   None

     8. (a)(1) Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Previously filed as Exhibit 8(b)(1) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

          (a)(2) Form of Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and The Penn Mutual Life Insurance Company. Previously filed as Exhibit 8(b)(2) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and
               incorporated herein by reference.

          (a)(3) Amendment to Fund Participation Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust.

               Previously filed as Exhibit 8(b)(3) to Post-Effective Amendment No.5 to the Registration Statement of Penn Mutual Variable Life Account I on April 30, 1997 (File No. 33-54662 and Accession No. 0000950109-97-003328) and incorporated herein by reference.

          (b) Form of Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8(b)(2) to the Registration Statement of Penn Mutual Variable Annuity Account III (Penn Freedom) on Form N-4 (File No. 333-69386), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000811) on April 23, 2002.

          (c) Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Previously filed as Exhibit 8(d) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and
               incorporated herein by reference.

          (d) Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. Previously filed as Exhibit 8(e) to this Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and
               incorporated herein by reference.

          (e) Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and Miller Andersen & Sherrerd LLP. Previously filed as Exhibit 8(f) to Post-Effective Amendment No. 2 to the Registration Statement of PIA Variable Annuity Account I on April 30, 1998 (File No. 33-83120 and Accession No. 0000950109-97-003327) and incorporated herein by reference.

     9. Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Previously filed as Exhibit 9 to Pre-Effective Amendment No. 5 to this Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692) and incorporated herein by reference.


     10. (a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm is to be filed by amendment



          (b) Consent of Morgan, Lewis & Bockius LLP is to be filed by amendment


     11.  Not applicable.

     12.  Not applicable.

     13. (a) Powers of Attorney of Trustees, previously filed as Exhibit 14 to the Registration Statement on September 14, 2001 (File No. 333-69386 and Accession No. 0000950116-01-500817) and
               incorporated herein by reference.

          (b) Power of Attorney for Julia Chang Bloch, previously filed as Exhibit (14)(c) to the Registration Statement on June 11, 1999, (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

          (c) Power of Attorney for Edmond F. Notebaert, previously filed as Exhibit (14)(b) to the Registration Statement on April 24, 1998, (File No. 002-77283 and Accession No. 0000950109-98-002717) and
               incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

          The following table sets forth the names of the officers and trustees of the Depositor who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Depositor.

NAME                     POSITION AND OFFICES WITH DEPOSITOR
----                     -----------------------------------
Robert E. Chappell       Chairman of the Board and Chief Executive Officer and
                         Member of the Board of Trustees

Daniel J. Toran          President and Chief Operating Officer and Member of the
                         Board of Trustees

Peter J. Vogt            Executive Vice President and Chief Financial Officer

Terry A. Ramey           Senior Vice President and Chief Information Officer

Michael A. Biondolillo   Executive Vice President and Chief Human Resource
                         Officer

Richard J. Miller        Executive Vice President and Chief Marketing Officer

N. Robert Lazarus        Senior Vice President and Chief Compliance Officer

Peter M. Sherman         Executive Vice President and Chief Investment Officer

Steven O. Miller         Senior Vice President, Independence Financial Network

Ralph L. Crews           Senior Vice President, Career Agency System

Frederick M. Rackovan    Vice President, New Business

Franklin L. Best, Jr.    Managing Corporate Counsel and Secretary

Susan T. Deakins         Vice President and Chief Actuary

Frank J. Howell          Vice President, Broker Dealer Network

          The business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                      PENN MUTUAL WHOLLY-OWNED SUBSIDIARIES

Corporation                                        Principal Business             State of Incorporation
-----------                             ---------------------------------------   ----------------------
The Penn Insurance and Annuity          Life Insurance and Annuities              Delaware
Company

Independence Capital Management, Inc.   Investment Adviser                        Pennsylvania

Penn Janney Fund, Inc.                  Investments                               Pennsylvania

INDEPENDENCE SQUARE PROPERTIES, LLC*    Holding Company                           Pennsylvania

The Pennsylvania Trust Company          Trust Company                             Pennsylvania

INDEPRO CORPORATION                     Real Estate Investment                    Delaware

HORNOR, TOWNSEND & KENT, INC.           Registered Broker-Dealer and Investment   Pennsylvania
                                        Adviser

ISP PARKER HUNTER                       Holding Company                           Delaware

* Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

                       INDEPENDENCE SQUARE PROPERTIES, LLC
                            WHOLLY-OWNED SUBSIDIARIES

Corporation                                        Principal Business             State of Incorporation
-----------                             ---------------------------------------   ----------------------
WPI Investment Company                  Real Estate Investment                    Delaware

JANNEY MONTGOMERY SCOTT LLC             Registered Broker-Dealer and Investment   Delaware
                                        Adviser

                               INDEPRO CORPORATION
                            WHOLLY-OWNED SUBSIDIARIES

Corporation                                        Principal Business             State of Incorporation
-----------                             ---------------------------------------   ----------------------
Indepro Property Fund I Corporation     Real Estate Investment                    Delaware

Corporation                                        Principal Business             State of Incorporation
-----------                             ---------------------------------------   ----------------------
Indepro Property Fund II Corporation    Real Estate Investment                    Delaware

                           JANNEY MONTGOMERY SCOTT LLC
                            WHOLLY-OWNED SUBSIDIARIES

Corporation                                        Principal Business             State of Incorporation
-----------                             ---------------------------------------   ----------------------
JMS Resources, Inc.                     Oil and Gas Development                   Pennsylvania

JMS Investor Services, Inc.             Insurance Sales                           Delaware

Parker/Hunter Incorporated              Registered Broker-Dealer                  Pennsylvania

Janney Montgomery Scott Insurance       Insurance Agents or Brokers               Massachusetts
Agency

                          HORNOR, TOWNSEND & KENT, INC.
                            WHOLLY-OWNED SUBSIDIARIES

Corporation                                        Principal Business             State of Incorporation
-----------                             ---------------------------------------   ----------------------
Hornor, Townsend & Kent, Inc. of        Financial Services                        Delaware
Delaware, Inc.

Hornor, Townsend & Kent, Inc.           Insurance Agents or Brokers               Pennsylvania
Insurance Agency, Inc.

Hornor, Townsend & Kent, Inc.           Insurance Agents or Brokers               Texas
Insurance Agency of Texas, Inc.

Hornor, Townsend & Kent, Inc.           Insurance Agents or Brokers               Ohio
Insurance Agency of Ohio, Inc.

                                ISP PARKER HUNTER
                            WHOLLY-OWNED SUBSIDIARIES

Corporation                                         Principal Business            State of Incorporation
-----------                             ---------------------------------------   ----------------------
Independence Square Properties, Inc.*   Holding Corporation                       Delaware

* Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

ITEM 27. NUMBER OF CONTRACT OWNERS


     As of [March 31], 2007, there were:



     [ ] -- owners of qualified individual variable annuity contracts; and



     [ ] -- owners of nonqualified individual variable annuity contracts.


ITEM 28. INDEMNIFICATION

     Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Penn Mutual Variable Annuity Account III Registration Statement on Form N-4 (File No. 333-69386) and are incorporated herein by reference.

          Pennsylvania law (15 Pa. C.S.A. Sections 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

          Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

          Selling Agreements entered into by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, Hornor, Townsend & Kent, Inc. ("HTK") with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

          Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable life contracts issued through Penn Mutual Variable Life Account I, a separate account of The Penn Mutual Life Insurance Company.

          Hornor, Townsend & Kent, Inc. - Directors and Officers

          Daniel J. Toran, Chairman of the Board

          Michael A. Biondolillo, Director
          Phillip P. D'Ambrisi, Director, Senior Vice President and Chief Operating Officer
          Richard J. Miller, Director, President and Chief Executive Officer Nina M. Mulrooney, Director, Senior Vice President, Internal Audit
          N. Robert Lazarus, Senior Vice President and Chief Compliance Officer Terry A. Ramey, Director
          Peter J. Vogt, Director
          Michelle A. Barry, Assistant Vice President, Sales Support & Advisory Services
          Franklin L. Best, Jr., Counsel and Secretary
          Joseph P. Carra, Director, HTK Commissions
          Robert L. Mainardi, Auditor
          Paul I. Martin, Director, Contracts, Licensing and Registration Nicole S. McCormack, Director, Operations
          Steven O. Miller, Senior Vice President, Independence Financial
          Network
          Roger Pacheco, Assistant Vice President, Quality
          Management/Surveillance
          Stacey N. Polakowski, Treasurer and Controller
          Nancy S. Rush, Vice President, Benefits and Risk Management
          Scott L. Simon, Director, Operation Control

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

          Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year


                         Net
                    Underwriting
Name of Principal   Discounts and   Compensation on    Brokerage        Other
   Underwriter       Commissions       Redemption     Commissions   Compensation
-----------------   -------------   ---------------   -----------   ------------
Hornor, Townsend
   & Kent, Inc.         $XXX              $XXX            $XXX          $XXX


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

     The Penn Mutual Life Insurance Company
     600 Dresher Road
     Horsham, Pennsylvania 19044

ITEM 31. MANAGEMENT SERVICES

     See "Administrative and Recordkeeping Services" in Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

     The Penn Mutual Life Insurance Company hereby undertakes:

     (a) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information;

     (c) to deliver any statement of additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

          Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

          The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

                                   SIGNATURES


     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 12 to this Registration Statement to be signed on its behalf, by the undersigned, thereunto duly authorized, in the Township of Horsham, and Commonwealth of Pennsylvania, on this 15th day of February, 2007.





                                        PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
                                            (Registrant)

                                        By: THE PENN MUTUAL LIFE INSURANCE
                                            COMPANY
                                            (Depositor)


                                        By: /s/ Robert E. Chappell
                                            ------------------------------------
                                            Robert E. Chappell
                                            Chairman of the Board of Trustees
                                            and Chief Executive Officer


     As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 15th day of February, 2007.


Signature                                                   Title
---------                                                   -----


/s/ Robert E. Chappell                      Chairman of the Board of Trustees
-----------------------------------------   and Chief Executive Officer
Robert E. Chappell


/s/ Peter J. Vogt                           Executive Vice President and
-----------------------------------------   Chief Financial Officer
Peter J. Vogt


-----------------------------------------
*JULIA CHANG BLOCH                          Trustee


-----------------------------------------
*EDWARD G. BOEHNE                           Trustee


-----------------------------------------
*JOAN P. CARTER                             Trustee


-----------------------------------------
*PHILLIP E. LIPPINCOTT                      Trustee


-----------------------------------------
*JOHN F. MCCAUGHAN                          Trustee


-----------------------------------------
*ALAN B. MILLER                             Trustee


-----------------------------------------
*EDMOND F. NOTEBAERT                        Trustee


-----------------------------------------
*ROBERT H. ROCK                             Trustee


-----------------------------------------
*DANIEL J. TORAN                            Trustee


/s/ Robert E. Chappell
-----------------------------------------
*By: Robert E. Chappell, attorney-in-fact

                                  EXHIBIT INDEX